Investor Presentation Quarter Ended March 31, 2011 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements
Alterra was formed on May 12, 2010 by the merger of Max Capital Group Ltd. (“Max Capital”) and Harbor Point Limited
(“Harbor Point”). This presentation may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project
“anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
These factors include, but are not limited to, the following: (1) the adequacy of loss and benefit reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4)
changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues;
(9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; and (13) the integration of new business ventures Alterra may enter into; as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange
Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations.  Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Long-Tail
46%
Short- Tail
54%

Insurance
43%
Reinsurance
57%

Alterra

Alterra’s Franchise is Well Positioned For Success
Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Ireland, United
States, Lloyd's, Latin America
Strong franchise position across multiple specialty classes
of business
Opportunistic and disciplined underwriting strategy
Strong culture of risk management
Analytical and quantitative underwriting orientation
5 year average combined ratio including cats of 87.7%
Strong, liquid balance sheet with conservative reserving track record
Shareholders’ equity ~ $2.7 billion at 3/31/11
Low operating and financial leverage enhances flexibility
Proven track record of active capital management
Q1 repurchases of $137.1 million
Returned $559 million or ~18% of pro forma 12/31/09
shareholders' equity
(1)
in 2010 through dividends and
share repurchases
Rated “A” (Excellent) by AM Best
(3)
____________________
(1) Shareholders' equity of Max Capital and Harbor Point  on a combined pro forma basis.
(2) Pro forma gross premiums written as if the amalgamation occurred on January 1, 2010.
(3) AM Best ratings reflect the agency’s opinion of our financial strength, operating performance and ability to meet our obligations.  The ratings are not directed toward the protection of investors in securities of Alterra.
2010  GPW
(2)

First Quarter Results
Q1 2011 net operating loss of $0.23 per share
P&C gross premiums written grew 69.4% to $627.4 million, down 7% on a pro forma basis
(1)
Driven by the inclusion of Harbor Point, new business in Latin America and expansion at
Lloyd’s
Net investment income up 19.4% to $57.8 million
Reflects additional cash and invested assets from inclusion of Harbor Point
Q1 combined ratio of 112.5%
Catastrophe losses from Q1 events of $115.5 million ($106.3 million net of reinstatements) or 28.3 points on the combined ratio
Diluted book value per share of $25.34 at 3/31/11, down 2.5% from 12/31/2010
(1) Pro forma gross premiums written as if the amalagamation occurred January 1, 2010.
Impacted by Catastrophe Events But Capital Remains Strong

Solid 2010 Year Results
Full Year 2010 net operating diluted
EPS of $2.64 per share
Decrease from 2009 principally due to
increased outstanding shares from
Harbor Point merger
P&C gross premiums written grew
5.6% to $1,405.8 million
Driven by the inclusion of Harbor Point,
new business in Latin America, and
expansion at Lloyd’s and U.S.
Specialty
Net investment income up 31.1% to
$222.5 million
Reflects additional cash and invested
assets from inclusion of Harbor Point
Combined ratio of 85.7%
Catastrophe losses from 2010 events
of $54.9 million
Diluted book value per share of $25.99
at 12/31/10
P&C GPW
(5.6% increase)
Operating
Diluted EPS
Growth in Gross Premiums Written…
…With Solid Operating EPS
Operating ROE
14.9% 10.2%
Combined ratio
88.1% 85.7%
= pro forma gross premiums written as of the amalgamation occurred on January 1, 2009
$1,902.6
$1,789.1
2009 2010
$1,331.2 $1,405.8
$3.62
$2.64
2009 2010

Getting Closer To An Inflection Point
First quarter global industry cat losses estimated ~ $50 billion
Industry is stressed by historic low returns on invested assets
Profitable growth opportunities have been difficult to identify
Cash flow levels have deteriorated for many market participants
Reserve redundancies at many market participants have diminished
Share repurchase activity slowed due to high cat losses
International property cat markets have improved
Pricing poised to further move with the next catalyst
Alterra is strongly positioned to be a primary beneficiary of improving market conditions globally

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
Harbor Point formed
2006
Insurance
Aviation
2008
Lloyd's Insurance
Financial Institutions
Prof. Indemnity
Lloyd's Reinsurance
Accident / Health
Property
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
2009
Lloyd's
Casualty (non U.S.)
A&H Insurance
U.S. Specialty
Professional Liability
Latin America  Reinsurance
2002
Traditional Re
Workers' Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting "Franchise Players" Has Been
Instrumental In Our Success
2010
Alterra formed
by the merger of Max
Capital and Harbor Point
2011
Lloyd’s
Property Direct
&Facultative
U.S. Specialty
Excess Casualty
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20 years in the
business
High percentage of employees hold
professional designations

How We Built Alterra
The Expansion of our Employee Base Generated our Growth in Premiums
Presented on a pro forma basis as if the merger with Harbor Point was completed on January 1, 2006
600
500
400
300
200
100
0
2,500
2,000
1,500
1,000
500
0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 (E)
Gross Premiums Written (Traditional P&C only)
Employees
Locations
Countries
2
2
2
2
2
2
2
2
8
4
2
2
10 15 17 22
12 9 8 4

Reinsurance Insurance
Lloyd’s U.S. Specialty Insurance
Major Classes
–
Agriculture
–
Auto
–
Aviation
–
Credit, surety and political risk
–
General casualty
–
Life and annuity
–
Marine and energy
–
Medical malpractice
–
Professional liability
–
Property
–
Whole account
–
Workers’ comp
–
Aviation
–
Excess liability
–
Professional liability
–
Property
–
Accident & health Insurance
–
Aviation
–
Financial institutions
–
International casualty treaty
–
Marine and cargo
–
Personal accident treaty
–
Professional liability
–
Property treaty
–
Property direct and facultative
–
Surety
–
General liability
–
Marine
–
Professional liability
–
Property
Operating
Regions
–
Australia
–
Canada
–
European Union
–
Japan
–
Latin America
–
New Zealand
–
United States
–
European Union
–
United States
–
Denmark
–
Japan
–
Latin America
–
United Kingdom
–
United States
Offices
–
Bermuda
–
Bogotá
–
Buenos Aires
–
Dublin
–
London
–
New Jersey
–
Bermuda
–
Dublin
–
Hamburg
–
New York
–
Sebastopol, CA
–
Zurich
–
Copenhagen
–
Leeds
–
London
–
Rio de Janeiro
–
Tokyo
–
Atlanta
–
Chicago
–
Dallas
–
New York
–
Philadelphia
–
Richmond
–
San Francisco
Local Knowledge Global Reach

11%
24%
48%
17%

6%
6%
10%
3%
10%
1%
22%
29%
7%
6%

$423.6
$345.2
$419.5
$489.0
$509.1

Alterra

____________________
Note: Pro forma gross premium written (“GPW”) represents the combined GPW of Max Capital and Harbor Point net of intercompany eliminations of GPW.
Insurance
(26.2% of  2010 P&C GPW)
Reinsurance
(36.1% of  2010 P&C GPW)
Professional
Liability
Property
Excess
Liability
Aviation
General Casualty
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine & Energy
Agriculture
2010 GPW: $370.1 million
= pro forma
Auto
Alterra Has a Strong Market Position in Specialty Classes …
Credit/ Surety
Whole Account
2010 GPW: $509.1 million
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
$396.6
$382.9 $389.4
$427.8
$370.1
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2006 2007 2008 2009 2010
$1,047.7
$998.3
$900.4
2006 2007 2008 2009 2010
$1,060.4
$892.4

U.S. Specialty
(23.0% of 2010 P&C GPW)
Alterra at Lloyd’s
(14.4% of 2010 P&C GPW)
…With an Attractive Position in the U.S. Market and Lloyd’s
Professional
Liability
Property
Marine
General
Liability
Property
Aviation
Fin. Institutions
Prof. Liability
Accident & Health
2009 GPW: $285.5 million 2009 GPW: $129.0 million
2010 GPW: $324.0 million 2010 GPW: $202.6 million
Launched in 2007
Nationwide niche E&S underwriter
84% non-admitted
2010 combined ratio = 97.9%
Acquired in November 2008
Direct and reinsurance
2010 combined ratio = 83.4%
Int’l Casualty
Surety

Alterra

2.3%
6.2%
5.9%
2.1%
2.2%
0.7%
30.9%
19.1%
2.2%
3.6%
24.0%

8%
19%
73%

43%
57%

Alterra

Long-Tail Short-Tail
North America
Europe
Other
Credit/ Surety and
Other Short-Tail
Agriculture
Marine & Energy
Property
Aviation
Auto
Professional
Liability
Medical Malpractice
General Casualty
Workers’ Comp
Whole Account
Reinsurance
(2)
Insurance
Mixed
2010  GPW  = $1,410.7 million
____________________
(1) Pro forma as if the amalgamation occurred on January 1, 2010.
(2) Includes Reinsurance segment (49.7%), Life & Annuity reinsurance (0.3%) and reinsurance written through Lloyd’s platform (7.4%).
Diversified and Balanced Business Mix
Global Platform (1) Line of Business (1)
2010 pro forma GPW  = $1,794.1 million
Accident & Health
Life & Annuity

Insurance	▪Focus on higher risk classes that are less price sensitive ▪Growth expected to be limited to select profitable opportunities ▪Benefit from strong client relationships with high renewal retentions in the mid 80's
Reinsurance	▪Diverse portfolio with high financial strength ratings positions us well ▪Pull back from lines where we can't meet return objectives when pricing softens
Lloyd's/London	▪Continue to recruit new teams to build out the diversity of the platform ▪Recent underwriter additions in international casualty reinsurance and marine and personal accident insurance
Latin America	▪Emerging market with significant natural organic growth ▪Seasoned team with strong market relationships and profitable track record
US Specialty	▪Strong distribution relationships help to generate a flow of business ▪Selectively underwrite new business ▪Declining volume in more commodity classes
Capital Management	▪Q1 2011 share repurchases of $137.1 million ▪Returned over $559 million or ~18% of pro forma 12/31/09 shareholders' equity(1) in 2010 through dividends and share repurchases ▪Share repurchase authorization of $192.2 million as of March 31, 2011

Alterra

Positioned to Successfully Execute ____________________ (1) Shareholders' equity of Max Capital and Harbor Point on a combined pro forma basis. 13

PML's as a Percentage of December 31, 2010 Capital and Surplus

35%
30%
25%
20%
15%
10%
5%
0%
VR (1)
ENH (2)
FSR
AHL
AXS (3)
PTP
ALTE
ACGL (4)
TRH
AWH (5)
RE
1 in 100
1 in 250

Peer PML’s as a Percent of Common Equity
C&S ($B):     $3.5 $2.7 1.1 $3.1 $5.1 $1.9 $2.9  $4.2 $4.3 $3.1 $6.3
____________________
Note: RNR, MRH and PRE do not disclose their PMLs for either 1-in-100 year events or 1-in-250 year events.
(1)      1-in-100 PML and 1-in-250 for U.S. hurricane is $835 mm and $1,103 mm, respectively.  Maximum zonal aggregate is $1.9 billion for U.S. hurricane and California earthquake.
(2)      Self-imposed limit of 25% of total capital.
(3)     1-in-100 PML for U.S. hurricane is $1,085 mm based on an industry loss modeled at $121 billion.  1-in-250 for U.S. hurricane is $1,459 mm based on an industry loss modeled at $195 billion.
(4)     Tri-county Florida is the largest zonal exposure.  Northeast wind was $733 mm.  Self-imposed limit of 25% of common equity.
(5)     1-in-100 PML for U.S. wind is $309 mm.  1-in-250 for U.S. quake is $287 mm, and 1-in-250 for U.S. wind of $390 mm. Historically, 1-in-100 was approximately 12% of total capital.

Our strategy is to diversify our book of business so that property cat is a part of our business but not our whole business
Our results demonstrate that we know our risk exposure
Our reserving process has been tested by large, recent loss events including:
2011 Australian floods, New Zealand earthquake, Japanese
earthquake and tsunami
2010 Chilean earthquake, New Zealand earthquake
2008 Hurricanes Ike/Gustav
Superior Risk Management Skills
Alterra’s losses as a % of equity are consistently below our peer group average and we have not made meaningful adjustments
to loss estimates

Losses Reported - $m
1,200
1,000
800
600
400
200
0
25%
20%
15%
10%
5%
0%
Percentage of Opening 2010 Capital
FSR
PRE
PTP
TRH
RNR
MRH
AXS
RE
AHL
VR
AGII
ENH
AWH
ACGL
ALTE
Losses Reported to Date
Percentage of Opening 2010 Capital and Surplus

Alterra

2011 – First Quarter Catastrophe Losses
Alterra is at the Low End of the Range for Q1 2011 Cat Losses Reported to Date
__________________
Source: Company reports and SNL Financial as reported to May 5, 2011

Losses Reported - $m
300
250
200
150
100
50
0
7%
6%
5%
4%
3%
2%
1%
0%
Percentage of December 31, 2009 Capital and Surplus
VR(1)
MRH
PTP(2)
RE(1)
FSR
PRE
RNR(3)
AHL
TRH(1)
AXS(1)
AWH(1)(4)
ENH
AGII(2)(5)
ACGL(2)
ALTE(6)
Ultimate Net Losses Reported
Percentage of December 31, 2009 Capital and Surplus

Alterra

2010 – Chilean Earthquake / Windstorm Xynthia
Alterra’s Losses Are Consistently Below Peer Group Averages
____________________
Source: Company filings and press releases; losses are generally disclosed net of tax and net of reinstatement premiums.
(1) Q2 net losses reflect only losses from the Chilean earthquake.  Initial losses include the Chilean earthquake and Windstorm Xynthia.
(2) Q2 net losses reflect Q1 estimates plus reported development, If any.
(3) Initial loss estimate reflects 50% to 90% of Reuters consensus net operating earnings prior to the earthquake, based on disclosure that net income would remain positive for the quarter.
(4) Initial estimates based on Chile and Xynthia, ultimate losses include the Chilean, Haitian, and Baja earthquakes, Xynthia and the Australian hailstorms.  Based on international catastrophe losses being two-thirds of total catastrophe losses as disclosed in the earnings conference call.
(5) Initial estimate is as of the first quarter conference call.  Both initial and revised estimates reflect only the Chilean earthquake.
(6) Pro forma; includes losses from Harbor Point and Max Capital prior to the merger.  Expressed as a percentage of combined 12/31/09 equity prior to the special dividend.

450
400
350
300
250
200
150
100
50
0
Losses Reported - $m
14%
12%
10%
8%
6%
4%
2%
0%
Percentage of June 30, 2008 Capital and Surplus
VR
FSR
RNR
MRH
IPCR(2)
PTP(2)
ACGL
AXS
PRE(1)
HP(3)
AHL
ENH
ORH
TRH(4)
AWH
RE
MXGL
Ultimate Net Losses Reported
Percentage of June 30, 2008 Capital and Surplus

Alterra

2008 – Hurricanes Ike / Gustav
On a Pro-forma Basis Alterra Losses Are Consistently Below Peer Group Averages
____________________
Source: Company filings, as of 12/31/08. Losses are generally disclosed net of reinstatement premiums.
(1) Results reflect Ike only.
(2) Equity includes preferred, which subsequently converted to common.
(3) Equity includes preferred, which subsequently converted to common.
(4) TRH does not disclose specific losses but did lose "$169.7 million principally relating to Hurricane Ike."

Florida wind
1 in 100 year event - $330 million net loss
California earthquake
1 in 250 year event - $320 million net loss
Europe wind
1 in 100 year event - $185 million net loss
Alterra’s PML’s In-force as of April 1, 2011
____________________
Note:  Based on RMS 10.0

$1,000
$800
$600
$400
$200
$0
$709
$649
$812
$884
$741
$768
$912
$825
$420
$126
$163
$249
$154
$246
$225
$265
$321
$41
$530
$314
$446
$289
$9
$7
$60
$409
$283
$10
$44
$88
$476
$294
$65
$117
$375
$267
2003
2004
2005
2006
2007
2008
2009
2010

$1,100
$900
$700
$500
$300
$100
-$100
$192
$183
$159
$560
$689
$725
$991
$964
$192
$181
$2
$125
$34
$477
$83
$36
$559
$94
$2
$135
$482
$107
$85
$197
$575
$134
$137
$207
$517
$103
2003
2004
2005
2006
2007
2008
2009
2010

Alterra

____________________
(1) Excludes non-traditional, which is composed of structured contracts that Alterra stopped writing in 2003.
(2) Gross Premiums written for 2006-2010 include premiums written by both Max Capital and Harbor Point after eliminating the impact of intercompany transactions.
Short tail lines contributed to 77% of total growth over
the 3 years to 2010
Strong Cycle Management Discipline
Long Tail (GPW) Short Tail (GPW)
($ in millions)
Non-Traditional
Year over year growth: Year over year growth:
Lloyd's -- -- -- -- -- NM 49.2%
U.S. Specialty -- -- -- -- 386.2% 47.8% 32.7%
Reinsurance
(1)
21.8% 72.2% 99.8% (15.9%) (8.3%) 16.4% (21.2%)
Insurance 50.7% 30.5% (2.3%) (7.9%) (2.2%) 3.9% (9.0%)
Total 38.1% 46.6% 43.9% (11.4%) 1.5% 18.9% (8.5%)
Lloyd's -- -- -- -- -- NM 61.2%
U.S. Specialty -- -- -- -- 274.7% 46.5% 4.9%
Reinsurance (6.1%) (30.7%) 281.4% 17.2% (13.7)% 19.2% (10.0)%
Insurance -- -- 141.7% 13.4% 13.5% 25.7% (23.2%)
Total (5.0%) (12.8%) 251.3% 23.0% 5.3% 36.7% (2.7)%

Insurance
Reinsurance
U.S. Specialty
Alterra at Lloyd's
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,306
$1,240
$2,042
$1,471
$261
$189
$297
$278
73%
27%
76%
24%
68%
32%
72%
28%
75%
25%
64%
36%
62%
38%
50%
50%
2010
2009
2010
2009
2010
2009
2010
2009
IBNR
Case

Alterra

21 Reserves for Loss and Loss Expenses ____________________ Note: Includes the results of Harbor Point from May 12, 2010, the closing date of the merger. ($ in millions)

3,500
3,000
2,500
2,000
1,500
1,000
500
0
$1,840
$1,796
$2,128
$2,213
$2,985
2006
2007
2008
2009
2010

Alterra

Favorable Reserve
Development
$5.9 $45.1 $90.8 $77.2 $105.5
Development as a
% of Net Reserves
0.3% 2.5% 4.1% 3.4% 3.4%
Reserve Development
Net Loss Reserves
($ in millions)
____________________
Note:  Reserve development and net reserves prior to May 12, 2010 are for Max Capital only.   Reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’contracts.

High Quality, Liquid Investment Portfolio
As of March 31, 2011
Alterra maintains a high quality, liquid portfolio
95.4% of portfolio in fixed income/cash, which consists of highly rated securities
Assets are generally matched to liabilities
Cycle management extends to investments – current posture
is defensive
Cash balance $1,001.1 million or 12.8% of portfolio
Average fixed income duration of approximately 4.1 years, including cash
63.3% of the cash and fixed maturities portfolio is held in cash, government / agency-backed securities and “AAA” securities
69.5% of fixed income portfolio rated “AA” or better
Hedge fund investments are marked-to-market
Minimal exposure to selected asset classes
CMBS of $355.9 million (4.8% of portfolio) – average rating of
AA+/Aa1
ABS of $115.7 million (1.5% of portfolio)
RMBS of $1,179.0 million (15.7% of portfolio) – 92.1% agency-
backed
No CDO’s, CLO’s, SIV’s or other highly structured securities
Less than $7 million of OTTI losses over the last nine quarters
Carrying Value $7.8 billion
March 31, 2011
Cash
13%
Other
Investments
5%
Fixed Income
82%

____________________
(1) Price / diluted book value multiple as of 5/5/11.
Strongly Positioned to Build Shareholder Value
Franchise positions in attractive specialty markets
Well established operating platforms provide global access to business
Diversified business portfolio across casualty and property lines
Opportunistic approach – nimble and responsive to market trends
High-quality liquid investment portfolio
Invested asset leverage intended to drive more consistent returns
Balance sheet strength with low leverage / financial flexibility
Attractive entry point – price / diluted book value of 0.84x
(1)

25 Appendices

March 31, December 31,
2011 2010
Cash & Fixed Maturities 7,490 $                     7,483 $
Other Investments 358                            378
Premium Receivables 809                            589
Losses Recoverable 1,053                         956
Other Assets 540                            511
     Total Assets 10,250 $                   9,917 $
Property & Casualty Losses 4,185 $                     3,906 $
Life & Annuity Benefits 1,316                         1,276
Deposit Liabilities 147                            148
Funds Withheld 122                            121
Unearned Premium 1,065                         905
Senior Notes 440                            440
Other Liabilities 252                            203
     Total Liabilites 7,527 $                     6,999 $
Shareholders' Equity 2,723                         2,918
10,250 $                   9,917 $
Strong Balance Sheet
($ in millions)

YTD Results Comparison
____________________
(1) Results for the quarter ended March 31, 2010 do not include results from Harbor Point prior to the merger on May 12, 2010.
(2) Pro forma information is provided for informational purposes only to present a summary of the combined results of operations assuming the amalgamation with Harbor Point had occurred on January 1, 2010. The pro forma information assumes the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had taken place on January 1, 2010, nor is it necessarily indicative of the future results.
($ in millions)
Quarters ended
(1)
Pro forma quarter ended
(2)
March 31, March 31, March 31,
2011 2010 2010
Gross Premiums Written 628 $            371 $            677 $
Net Premiums Earned 380 194 338
Net Investment Income 58 48 65
Net Realized and Unrealized (Losses) Gains on Investments (19) 6 13
Other Than Temporary Impairment Charges (1) - -
Other Income 1 - -
Total Revenues 419 248 416
Total Losses, Expenses & Taxes 466 212 339
Net (Loss) Income (47) $             36 $              77 $
Net Operating (Loss) Income (25) $             41 $
Property & Casualty Underwriting
Loss Ratio 80.2% 64.6%
Expense Ratio 32.3% 25.9%
Combined Ratio 112.5% 90.5%

Quarter ended March 31, 2011
($ in millions)
____________________
Differences in table due to rounding.
(1) Property and Casualty only.
Diversified Operating Platform
Life &
Property & Casualty Annuity Corporate Consolidated
Alterra at
Insurance Reinsurance U.S. Specialty Lloyd's Total Reinsurance
Gross premiums written $71.3 $375.0 $70.4 $110.7 $627.4 $0.4 - $           $627.8
Reinsurance premiums ceded (43.2) (37.3) (33.6) (23.2) (137.3) - - (137.4)
Net premiums written $28.0 $337.7 $36.8 $87.6 $490.1 $0.4 - $           $490.5
Earned premiums 98.9 249.9 73.2 66.8 488.8 0.4 - 489.3
Earned premiums ceded (44.7) (20.2) (23.9) (20.6) (109.4) - - (109.4)
Net premiums earned $54.2 $229.7 $49.3 $46.2 $379.5 $0.4 - $           $379.9
Net losses and loss expenses ($34.7) ($186.9) ($31.4) ($51.5) ($304.4) - $           - $           ($304.4)
Claims and policy benefits - - - - - (14.7) - (14.7)
Acquisition costs (0.2) (49.1) (8.1) (13.1) (70.4) (0.2) - (70.6)
General and administrative expenses (9.8) (23.3) (9.4) (9.7) (52.2) (0.2) - (52.4)
Other income 0.8 - - 0.2 1.0 - - 1.0
Underwriting income (loss) $10.4 ($29.6) $0.5 ($27.8) ($46.6) n/a $0.0 n/a
Net investment income $12.3 $45.4 $57.8
Net realized and unrealized losses on investments 2.8 (21.6) (18.8)
Net impairment losses recognized in earnings (1.0) (1.0)
Corporate other income 0.3 0.3
Interest expense (8.5) (8.5)
Net foreign exchange gains 0.9 0.9
Corporate general and administrative expenses (18.8) (18.8)
Income (loss) before taxes $0.5 ($3.3) ($49.4)
Loss ratio 63.9% 81.4% 63.6% 111.4% 80.2%
Acquisition cost ratio 0.3% 21.4% 16.4% 28.2% 18.6%
General and administrative expense ratio 18.1% 10.1% 19.1% 21.0% 13.8%
Combined ratio
(1)
82.4% 112.9% 99.0% 160.7% 112.5%